MERCER FUNDS

SUPPLEMENT TO

THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2020

The date of this Supplement is August 3, 2020

1.	The following updates information relating to Brandywine Global Investment Management, LLC (“Brandywine”) on page 53 of the Prospectus and page 41 of the Statement of Additional Information, with respect to the Mercer Large Cap Equity Fund.

Brandywine Global Investment Management, LLC (“Brandywine”), located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as a subadvisor to the Fund. Effective July 31, 2020, Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (“Franklin”), acquired Legg Mason, Inc. As part of the transaction, Brandywine became a fully owned, independently operated subsidiary of Franklin. Brandywine’s investment capability will remain completely independent and there will be no changes to its philosophy, process or personnel as a result of the change in ownership structure.

2.	The following updates information relating to Western Asset Management Company, LLC (“WAMCO”) and Western Asset Management Company Limited (sub-subadvisor) (“WAMCL” and together, “Western”) on page 77 of the Prospectus and 44 of the Statement of Additional Information, with respect to the Mercer Opportunistic Fixed Income Fund

Effective July 31, 2020, Franklin acquired Legg Mason, Inc. and its affiliates, including Western. As part of the transaction Western became a wholly owned subsidiary of Franklin.

3.	The following change relating to Copper Rock Capital Partners LLC (“Copper Rock”) with respect to the Mercer Emerging Markets Equity Fund is made in the Prospectus and Statement of Additional Information (the “SAI”) of the Mercer Funds.

Effective July 24, 2020, Spouting Rock Asset Management, LLC, (“Spouting Rock”), an investment management firm based in Bryn Mawr, PA., together with the employees of Copper Rock acquired in full the interest in Copper Rock then held by BrightSphere Investment Group, Inc., and, as a result, Copper Rock is now currently owned 40% by Spouting Rock and the remaining 60% of Copper Rock is owned by the employees of Copper Rock, and BrightSphere Investment Group, Inc. is no longer deemed to be an affiliate of the firm.